CALVERT DEVELOPED MARKETS EX-U.S. RESPONSIBLE INDEX FUND
Supplement to Summary Prospectus dated February 1, 2017 as revised May 4, 2017

The Board of Directors of the Fund recently approved certain changes to the Fund described below, including a change to the name of the Fund and changes to certain terms of Fund shares.  These changes will be effective over the next few months on the dates set forth below.

In addition, effective on December 8, 2017, all Class Y shares of the Fund will convert to Class I shares and Class C shares of the Fund will convert to Class A shares at net asset value. Class A shares are subject to a front-end sales charge on new purchases, unless a sales charge waiver applies. Shareholders will not be charged a front-end sales charge or a contingent deferred sales charge on the conversion amount.  Thereafter, Class Y shares and Class C shares will be terminated.

1.

The following changes are effective immediately:

a.

The following is added as the second sentence in the first paragraph under “Fees and Expenses of the Fund”:

Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below.

b.

The expiration date of the expense reimbursements for the Fund described in the footnote following the Annual Fund Operating Expenses table under “Fees and Expenses of the Fund” is now January 31, 2019.

2.

The following changes are effective November 6, 2017:

a.

The name of the Fund is changed to Calvert International Responsible Index Fund and in connection therewith any references to Calvert Developed Markets Ex-U.S. Responsible Index is changed to Calvert International Responsible Index.

b.

The following replaces “Buying and Selling Shares”  with respect to Class A and Class I shares.  Class Y shares will continue to be offered subject to the terms set forth under “Buying and Selling Shares”:

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class C shares are only available for purchase through a financial intermediary.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745.  The minimum initial purchase or exchange into the Fund is $5,000 for Class A and Class C ($2,000 for individual retirement accounts in Class A or Class C) and $100,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

3.

Effective December 7, 2017, the Fund no longer offers Class Y shares or Class C shares.

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